FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of January 1, 2008, by and among INTERFACE, INC., a Georgia corporation (the “Borrower”), INTERFACEFLOR, LLC, a Georgia limited liability company (the “Subsidiary L/C Account Party”), the “Lenders” party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Domestic Agent and Collateral Agent (the “Agent”).

WITNESSETH :

WHEREAS, the Borrower, the Subsidiary L/C Account Party, the Agent, and the Lenders party hereto have executed and delivered that certain Sixth Amended and Restated Credit Agreement dated as of June 30, 2006, (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested, and the Agent and Lenders party hereto have agreed, subject to the terms and conditions hereof, to certain amendments to the Credit Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower, the Subsidiary L/C Account Party, the Agent, and the Lenders party hereto hereby covenant and agree as follows:

SECTION 1. Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to Credit Agreement.

(a) Amendments to Section 1.01.

(i)            The following definition is hereby added in the appropriate alphabetical order to read as follows:

“First Amendment Effective Date” shall mean January 1, 2008.

(ii)            The definition of “Domestic Syndicated Loan Commitment” is amended and restated so that it reads, in its entirety, as follows:

“Domestic Syndicated Loan Commitment” shall mean, at any time for any Lender, the amount of such commitment of such Lender as set forth on Schedule 1.1(a) hereto, as the same may be decreased from time to time as a result of any reduction thereof pursuant to Section 2.03, any assignment thereof pursuant to Section 11.06, any amendment thereof pursuant to Section 11.02, or as otherwise provided in this Agreement and as the same may be increased from time to time pursuant to Section 2.09.  For periods commencing on the date of this Agreement through but not including the First Amendment Effective Date, the aggregate amount of the Domestic Syndicated Loan Commitments for all Lenders is One Hundred Twenty-Five Million Dollars ($125,000,000); provided, however, that (a) on and after the First Amendment Effective Date, the aggregate amount of the Domestic Syndicated Loan Commitments for all Lenders is One Hundred Million Dollars ($100,000,000) and (b) on the First Amendment Effective Date, the Domestic Agent may amend and restate Schedule 1.1(a) with revised Domestic Syndicated Loan Commitments of the Lenders.

(iii)            The definition of “Applicable Margin” is amended and restated so that it reads, in its entirety, as follows:

“Applicable Margin” shall mean, on and after the First Amendment Effective Date, with respect to all outstanding Loans bearing interest based on the Base Rate or the Adjusted LIBO Rate, for any day, the applicable percentage per annum determined from the chart set forth below based on the Average Excess Availability for the Consolidated Companies’ most recently completed fiscal quarter:

Level	Average Excess Availability for the Consolidated Companies’ immediately preceding fiscal quarter	Applicable Margin for Base Advances	Applicable Margin for Adjusted LIBO Rate Advances
I	Less than $25,000,000	0.25%	2%
II	Greater than or equal to $25,000,000 but less than $35,000,000	0.00%	1.75%
III	Greater than or equal to $35,000,000 but less than $45,000,000	0.00%	1.50%
IV	Greater than or equal to $45,000,000 but less than $55,000,000	0.00%	1.25%
V	Greater than or equal to $55,000,000	0.00%	1.00%

Each change in the Applicable Margin will become effective as of the first day of each of the Consolidated Companies’ fiscal quarters, based on the Average Excess Availability for the Consolidated Companies’ immediately preceding fiscal quarter; provided, however, that (i) from the Closing Date through the last day of the Consolidated Companies’ fiscal quarter ending on or about December 31, 2006, the Applicable Margin shall be based on Level IV and (ii) if Interface fails to deliver the Domestic Borrowing Base Certificates as required by Section 7.07(d), then from such time and until Interface delivers such Domestic Borrowing Base Certificate, the Applicable Margin shall be based on Level I.

In the event that any documents or certificates delivered by a Credit Party pursuant to this Agreement (including, without limitation, any Domestic Borrowing Base Certificate) is shown to be inaccurate (regardless of whether this Agreement or the Commitment is in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) Interface shall immediately deliver to Lenders a correct document or certificate, as applicable, for such Applicable Period, (ii) the Applicable Margin for such Applicable Period shall be determined by reference to such document or certificate, and (iii) Interface shall promptly pay Lenders, ON DEMAND, the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by Lenders in accordance with the terms hereof.

(iv)            The definition of “Required Lenders” is amended and restated so that it reads, in its entirety, as follows:

“Required Lenders” shall mean, at any time, Lenders holding more than sixty-six and two-thirds percent (66 2/3%) of the aggregate amount of the Domestic Syndicated Loan Commitments or, if the Facilities have been terminated pursuant to Article IX, Lenders holding more than sixty-six and two-thirds percent (66 2/3%) of the aggregate Extensions of Credit.

(v)            The definition of “Stated Maturity Date” is amended and restated so that it reads, in its entirety, as follows:

“Stated Maturity Date” shall mean December 31, 2012.

(b)            Amendment to Schedule 1.1(a).  Schedule 1.1(a) to the Credit Agreement is hereby amended and restated in the form of Exhibit A, attached hereto and made a part hereof (with it being understood that the Commitments of each of the Lenders as set forth on Exhibit A shall become effective simultaneously with the effectiveness of this Amendment, as further described in that certain 2008 Master Assignment and Acceptance dated the date hereof by and among the Domestic Agent, the Collateral Agent, the Borrower, the Subsidiary L/C Account Party, and those of the Lenders which will, upon the effectiveness of this Amendment, have a Commitment under the Credit Agreement).

(c)            Amendment to Section 2.09(a).  The instance of “up to an additional $25,000,000” in Section 2.09(a) of the Credit Agreement is hereby amended and restated to read “up to an additional $50,000,000.”

(d)            Amendments to Section 7.07(b).

(i)            The heading of Section 7.07(b) of the Credit Agreement is amended and restated to read “Quarterly Financial Statements.”

(ii)            Section 7.07(b)(ii) is hereby deleted in its entirety and amended and restated to read “[Intentionally Omitted].”

SECTION 3. Conditions Precedent.  This Amendment shall become effective only upon execution and delivery of (a) this Amendment by the Borrower, the Subsidiary L/C Account Party, the Agent, and all Lenders; (b) the Consent and Reaffirmation of Guarantors at the end hereof by each of the Domestic Guarantors; (c) the new Domestic Syndicated Notes in the form of Exhibit B to the Credit Agreement by the Borrower (with such conforming changes to the form thereof as the Domestic Agent deems reasonably necessary); and (d) that certain 2008 Master Assignment and Assumption Agreement by all of the parties thereto.

SECTION 4. Miscellaneous Terms.

(a) Effect of Amendment.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower and the Subsidiary L/C Account Party.

(b)            No Novation or Mutual Departure.  Each of the Borrower and the Subsidiary L/C Account Party expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Credit Documents, or a mutual departure from the strict terms, provisions, and conditions thereof and (ii) nothing in this Amendment shall affect or limit the Agent’s or the Lenders’ right to demand payment of liabilities owing from the Borrower or the Subsidiary L/C Account Party to the Agent and the Lender under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Credit Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Credit Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Credit Documents.

(c)            Ratification.  Each of the Borrower and the Subsidiary L/C Account Party (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other Credit Documents executed and/or delivered in connection therewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

(d)            No Default.  To induce the Agent and Lenders party hereto to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), each of the Borrower and the Subsidiary L/C Account party hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of any of the Borrower or the Subsidiary L/C Account Party arising out of or with respect to any of the Loans or other obligations of the Borrower or the Subsidiary L/C Account Party owed to the Agent or the Lenders under the Credit Agreement.

(e)            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Amendment.

(f)            Section References.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(g)            Further Assurances.  Each of the Borrower and the Subsidiary L/C Account Party agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments set forth herein.

(h)            Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

 [SIGNATURES ON FOLLOWING PAGES.]

IN WITNESS WHEREOF, each of the Borrower, the Subsidiary L/C Account Party, the Agent, and the Lenders has caused this Amendment to be duly executed by its duly authorized officer as of the day and year first above written.

INTERFACE, INC., a Georgia corporation, as Borrower
By: /s/ Patrick C. Lynch Name: Patrick C. Lynch Title: Senior Vice President

INTERFACEFLOR, LLC, as Subsidiary L/C Account Party
By: /s/ Patrick C. Lynch Name: Patrick C. Lynch Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Domestic Agent, Collateral Agent and as a Lender
By: /s/ Joseph L. White Name: Joseph L. White Title: Director

BANK OF AMERICA, N.A.(as successor to Fleet Capital Corporation), as a Lender
By: /s/ Sherry Lail Name: Sherry Lail Title: SVP

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By: /s/ Mark A. Kassis Name: Mark A. Kassis Title: Duly Authorized Signatory

CITICAPITAL COMMERCIAL CORPORATION, as a Lender
By: /s/ Lisa Walker Name: Lisa Walker Title: Vice President

CONSENT AND REAFFIRMATION OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Sixth Amended and Restated Credit Agreement (the “Amendment”), (ii) consents to the execution and delivery of the Amendment by the parties thereto, and (iii) reaffirms all of its obligations and covenants under the Credit Agreement, the Fourth Amended and Restated Interface Guaranty Agreement, and the Fourth Amended and Restated Subsidiary Guaranty Agreement, as applicable, each dated as of June 30, 2006, executed by it (as the same may be amended, restated, supplemented, or otherwise modified from time to time), and agrees that none of such obligations and covenants shall be reduced or limited by the execution and delivery of the Amendment.

This Consent and Reaffirmation of Guarantors (this “Consent”) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  This Consent may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Consent.

INTERFACE, INC.
By: /s/ Patrick C. Lynch Name: Patrick C. Lynch Title: Senior Vice President

INTERFACEFLOR, LLC
BENTLEY PRINCE STREET, INC.
BENTLEY MILLS, INC.
COMMERCIAL FLOORING SYSTEMS, INC.
FLOORING CONSULTANTS, INC.
INTERFACE AMERICAS, INC.
INTERFACE ARCHITECTURAL RESOURCES, INC.
INTERFACE OVERSEAS HOLDINGS, INC.
FLOR, INC.
QUAKER CITY INTERNATIONAL, INC.
RE:SOURCE AMERICAS ENTERPRISES, INC.
RE:SOURCE MINNESOTA, INC.
RE:SOURCE NORTH CAROLINA, INC.
RE:SOURCE NEW YORK, INC.
RE:SOURCE OREGON, INC.
RE:SOURCE SOUTHERN CALIFORNIA, INC.
RE:SOURCE WASHINGTON, D.C., INC.
SOUTHERN CONTRACT SYSTEMS, INC.
SUPERIOR/REISER FLOORING RESOURCES, INC.

By: /s/ Patrick C. Lynch
Name:  Patrick C. Lynch
Title:  Vice President

INTERFACE GLOBAL COMPANY APS

By:  /s/ Daniel T. Hendrix
Name:  Daniel T. Hendrix
Title:  Senior Vice President and Director

INTERFACESERVICES, INC.

By: /s/ Keith E. Wright
Name:  Keith E. Wright
Title:  Treasurer

INTERFACE REAL ESTATE HOLDINGS, LLC,

By:            BENTLEY PRINCE STREET, INC., its sole member

By:  /s/ Patrick C. Lynch
Name:  Patrick C. Lynch
Title:  Vice President

INTERFACE AMERICAS HOLDINGS, LLC,

By:            INTERFACE, INC., its manager

By:  /s/ Patrick C. Lynch
Name:  Patrick C. Lynch
Title:  Senior Vice President

INTERFACE AMERICAS RE:SOURCE TECHNOLOGIES, LLC,

By:            INTERFACEFLOR, LLC, its sole member

By:  /s/ Patrick C. Lynch
Name:  Patrick C. Lynch
Title:  Vice President